EXHIBIT 99.1

                         SUNLAND ENTERTAINMENT CO., INC.

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Sunland Entertainment Co. (Delaware), Inc. (the "Company"), does hereby certify with respect to Amendment No. 1 to the Quarterly Report of the Company on Form 10-QSB/A for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), that, to the best of the undersigned's knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


July 11, 2003


 /s/ David Weiner
-----------------------------------------
 Co-President


July 11, 2003


 /s/ Gary Freeman
-----------------------------------------
 Co-President and Chief Financial Officer